Exhibit 10.6
Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000
(800) 352-0001
Financial Guaranty Insurance Policy

Issuer: AmeriCredit Automobile Receivables Trust 2006-B-G	Policy Number: 06030109
Control Number: 0010001
Insured Obligations:

$1,200,000,000 in aggregate note principal balance of AmeriCredit Automobile Receivables Trust 2006-B-G Asset Backed Notes, Class A-l Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes (collectively, the “Notes”)

Trustee: Wells Fargo Bank, National Association.
Financial Guaranty Insurance Company (“Financial Guaranty”), a New York stock insurance company, in consideration of the right of Financial Guaranty to receive monthly premiums pursuant to the Sale and Servicing Agreement (as defined below) and the Insurance Agreement referred to therein, and subject to the terms of this Financial Guaranty Insurance Policy (this “Policy”), hereby unconditionally and irrevocably agrees to pay each Insured Payment, to the extent set forth in the Sale and Servicing Agreement, to the Trustee named above or its successor, as trustee for the Holders of the Notes, except as otherwise provided herein with respect to Preference Amounts. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to such terms in the Sale and Servicing Agreement and the Indenture (as defined below) as in effect and executed on the date hereof, without giving effect to any subsequent amendments or modifications thereto unless such amendments or modifications have been approved in writing by Financial Guaranty.
The term “Insured Payment” means (1) with respect to any Distribution Date, any Deficiency Amount for such Distribution Date and the Notes and (2) with respect to any day, any Preference Amount to be paid pursuant to the terms of this Policy in respect of the Notes.
The term “Deficiency Amount” means, with respect to any Distribution Date, an amount, if any, equal to the sum of:
(1)	the amount by which (A) the Noteholders’ Interest Distributable Amount (not including any Noteholders’ Interest Carryover Amount that Financial Guaranty has made Insured Payments in respect of on a prior Distribution Date) exceeds (B) the sum of (i) the amount of Available Funds available to make such payments with respect to such Distribution Date, (ii) the amount on deposit in the Spread Account as of such Distribution Date and (iii) the amount of any Insurer Optional Deposit; and
Form 9133
Page l of 6

Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000
(800) 352-0001
Financial Guaranty Insurance Policy
(2)	(i) the Noteholders’ Remaining Parity Deficit Amount, if any, and (ii) without duplication of any amounts payable in the preceding clause (i), if such Distribution Date is a Final Scheduled Distribution Date with respect to any Class of Notes, the amount by which (A) the outstanding principal balance of such Class of Notes exceeds (B) the sum of (i) the amount of Available Funds available to make such payments with respect to such Distribution Date, (ii) the amount on deposit in the Spread Account as of such Distribution Date and (iii) the amount of any Insurer Optional Deposit.
Deficiency Amount shall be determined in accordance with the original terms of the Notes when issued and without regard to any subsequent amendment or modification of the Notes that has not been consented to in writing by Financial Guaranty.
The term “Final Scheduled Distribution Date” for each Class of the Notes means the Distribution Date occurring in October 2007 for the Class A-l Notes, April 2010 for the Class A-2 Notes, October 2011 for the Class A-3 Notes and September 2013 for the Class A-4 Notes.
Financial Guaranty will pay a Deficiency Amount with respect to the Notes by 12:00 noon (New York City time) by wire transfer in immediately available funds to the Trustee on the later of (i) the second Business Day following the Business Day on which Financial Guaranty shall have received Notice that a Deficiency Amount is due in respect of the Notes and (ii) the Distribution Date on which the related Deficiency Amount is payable to the Holders of the Notes pursuant to the Sale and Servicing Agreement, for disbursement to the Holders of the Notes in the same manner as other payments with respect to the Notes are required to be made. Any Notice received by Financial Guaranty after 12:00 noon New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day.
Upon the payment of any Insured Payment hereunder, Financial Guaranty shall be fully subrogated to the rights of the Holders of the Notes to receive the amount so paid. Financial Guaranty’s obligations with respect to the Notes hereunder with respect to each Distribution Date shall be discharged to the extent funds consisting of the related Deficiency Amount are received by the Trustee on behalf of the Holders of the Notes for payment to such Holders, as provided in the Sale and Servicing Agreement and herein, whether or not such funds are properly applied by the Trustee.
If any portion or all of any amount that is insured hereunder that was previously paid to a Holder of Notes is recoverable and sought to be recovered from such Holder as a voidable preference by a trustee in bankruptcy pursuant to the U.S. Bankruptcy Code, pursuant to a final non-appealable order of a court exercising proper jurisdiction in an insolvency proceeding (a “Final Order”) (such recovered amount, a “Preference Amount”), Financial Guaranty will pay on the guarantee
Form 9133

Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000
(800) 352-0001
Financial Guaranty Insurance Policy
described in the first paragraph hereof, an amount equal to each such Preference Amount by 12:00 noon on the fourth Business Day following receipt by Financial Guaranty on a Business Day of (w) a certified copy of the Final Order, (x) an opinion of counsel satisfactory to Financial Guaranty that the order is final and not subject to appeal, (y) an assignment, in form reasonably satisfactory to Financial Guaranty, irrevocably assigning to Financial Guaranty all rights and claims of the Trustee and/or such Holder of the Notes relating to or arising under such Preference Amount and constituting an appropriate instrument, in form satisfactory to Financial Guaranty, appointing Financial Guaranty as the agent of the Trustee and/or such Holder in respect of such Preference Amount, including without limitation in any legal proceeding related to such Preference Amount, and (z) a Notice appropriately completed and executed by the Trustee or such Holder, as the case may be. Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Trustee or Holder of the Notes directly (unless the Holder has previously paid such amount to such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in such Final Order in which case payment shall be made to the Trustee for payment to the Holder upon delivery of proof of such payment reasonably satisfactory to Financial Guaranty).
Notwithstanding the foregoing, in no event shall Financial Guaranty be (i) required to make any payment under this Policy in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by Financial Guaranty hereunder, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal amount of any Notes, prior to the time Financial Guaranty otherwise would have been required to make a payment in respect of such principal, in which case Financial Guaranty shall pay the balance of the Preference Amount when such amount otherwise would have been required.
Any of the documents required under clauses (w) through (z) of the preceding paragraph that are received by Financial Guaranty after 12:00 noon New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day. If any Notice received by Financial Guaranty is not in proper form or is otherwise insufficient for the purpose of making a claim under this Policy, it will be deemed not to have been received by Financial Guaranty, and Financial Guaranty will promptly so advise the Trustee, and the Trustee may submit an amended Notice. All payments made by Financial Guaranty hereunder in respect of Preference Amounts will be made with Financial Guaranty’s own funds.
This Policy is non-cancelable for any reason, including nonpayment of any premium. The premium on this Policy is not refundable for any reason, including the payment of any Notes prior to their respective maturities. This Policy shall expire and terminate without any action on the part of Financial Guaranty or any other Person on the date that is the later of (i) the date that is one year and one day following the date on which the Notes shall have been paid in full and
Form 9133

Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000
(800) 352-0001
Financial Guaranty Insurance Policy
(ii) if any proceeding referenced in the third preceding paragraph has been commenced on or prior to the date specified in clause (i) above, the 30th day after the entry of a final, non- appealable order in resolution or settlement of such proceeding.
This Policy does not guarantee to the Holders of the Notes any particular rate of principal payment. In addition, this Policy does not cover shortfalls, if any, attributable to the liability of the Issuer or the Trustee for withholding taxes, if any (including interest and penalties in respect of any liability for withholding taxes). This Policy also does not cover the failure of the Trustee to make any payment required under the Sale and Servicing Agreement or the Indenture to the Holder of a Note.
A monthly premium shall be due and payable in arrears as provided in the Sale and Servicing Agreement and the Insurance Agreement.
This Policy is subject to and shall be governed by the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. The proper venue for any action or proceeding on this Policy shall be the County of New York, State of New York.
THE INSURANCE PROVIDED BY THIS POLICY IS NOT COVERED BY THE NEW YORK PROPERTY/CASUALTY INSURANCE SECURITY FUND (NEW YORK INSURANCE CODE, ARTICLE 76).
To the fullest extent permitted by applicable law, Financial Guaranty hereby waives and agrees not to assert, solely for the benefit of Holders of the Notes, all defenses, set-offs and counterclaims of any kind (including, without limitation, the defense of fraud in inducement or fact, any defense based on any duty claimed to arise from the doctrine of “utmost good faith” or any similar or related doctrine or any other circumstances that would have the effect of discharging a surety, guarantor or any other person in law or in equity) that Financial Guaranty otherwise might have asserted as a defense to its obligation to pay in full any amounts that have become due and payable in accordance with the terms and conditions of this Policy. Nothing in this paragraph, however, shall be deemed to constitute a waiver of any rights, remedies, claims or counterclaims that Financial Guaranty may have with respect to the Issuer, AFS SenSub Corp., AmeriCredit Financial Services, Inc., AmeriCredit Corp. or any of their respective affiliates, whether acquired by subrogation, assignment or otherwise.
“Notice” means a written notice in the form of Exhibit A to this Policy by registered or certified mail or telephonic or telegraphic notice, subsequently confirmed by written notice delivered via telecopy, telex or hand delivery from the Trustee to Financial Guaranty specifying the information set forth therein. “Holder” means, as to a particular Note, the person, other than the Issuer, the Seller, the Depositor, the Servicer or any subservicer, who, on the applicable Distribution Date, is entitled under the terms of such Note to a payment thereon. “Sale and Servicing Agreement” means the Sale and Servicing Agreement, dated as of September 18,
Form 9133

Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000
(800) 352-0001
Financial Guaranty Insurance Policy
2006, among the Seller, the Issuer, the Servicer and the Trustee, as backup servicer and trust collateral agent. “Indenture” means the Indenture, dated as of September 18, 2006, between the Issuer and the Trustee, as trustee and trust collateral agent. “Insurance Agreement” means the Insurance Agreement, dated as of September 18, 2006, among Financial Guaranty, the Seller, the Issuer, AmeriCredit Financial Services, Inc. and the Trustee.
In the event that payments under any Note are accelerated, nothing herein contained shall obligate Financial Guaranty to make any payment of principal or interest on such Note on an accelerated basis, unless such acceleration of payment by Financial Guaranty is at the sole option of Financial Guaranty; it being understood that a redemption of any Notes pursuant to the Indenture does not constitute acceleration for the purposes hereof.
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Form 9133

Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000
(800) 352-0001
Financial Guaranty Insurance Policy
IN WITNESS WHEREOF, Financial Guaranty has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officer in facsimile to become effective and binding upon Financial Guaranty by virtue of the countersignature of its duly authorized representative.

President		Authorized Representative

/s/ Howard Pfeffer		/s/ Martin Joyce

Name:	Howard Pfeffer	Name:	Martin Joyce
Title:	President	Title:	Authorized Representative
Effective Date: September 26, 2006
Form 9133

EXHIBIT A
NOTICE OF NONPAYMENT
AND DEMAND FOR PAYMENT OF INSURED PAYMENTS

To:	Financial Guaranty Insurance Company 125 Park Avenue New York, New York 10017 (212) 312-3000 Attention: Structured Finance Surveillance

Telephone: (212) 312-3000 Telecopier: (212) 312-3220

Re:	$1,200,000,000 in aggregate note principal balance of AmeriCredit Automobile Receivables Trust 2006-B-G Asset Backed Notes, Class A-l Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes (collectively, the “Notes”)

Policy No. 06030109 (the “Policy”)
Distribution Date:
We refer to that certain Sale and Servicing Agreement, dated as of September 18, 2006 (the “Sale and Servicing Agreement”), among AmeriCredit Automobile Receivables Trust 2006-B-G, as issuer, AFS SenSub Corp., as seller, AmeriCredit Financial Services, Inc., as servicer, and Wells Fargo Bank, National Association, as backup servicer and trust collateral agent, relating to the above referenced Notes. All capitalized terms not otherwise defined herein or in the Policy shall have the same respective meanings assigned to such terms in the Sale and Servicing Agreement.
     The Trustee has determined under the Sale and Servicing Agreement that the Deficiency Amount for the Distribution Date occurring in                      is equal to $                    . This Deficiency Amount constitutes an Insured Payment payable by Financial Guaranty under the Policy.
[In addition, attached hereto is a copy of the Final Order in connection with a Preference Amount in the amount set forth therein, together with an assignment of rights and appointment of agent and other documents required by the Policy in respect of Preference Amounts. The amount of the Preference Amount is $                    . This Preference Amount constitutes an Insured Payment payable by Financial Guaranty under the Policy.]
Accordingly, pursuant to the Sale and Servicing Agreement, this statement constitutes a notice for payment of an Insured Payment by Financial Guaranty in the amount of $                     under the Policy.

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(b)	No payment claimed hereunder is in excess of the amount payable under the Policy.

The amount requested in this Notice should be paid to: [Payment Instructions]
Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed Five Thousand Dollars ($5,000.00) and the stated value of the claim for each such violation.
          IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice of Nonpayment and Demand for Payment of Insured Payments this                      day of                                         .

as Trustee

By:

Title:

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